[Dycom Industries, Inc. logo and letterhead]



                            N E W S   R E L E A S E
                            -----------------------

FOR IMMEDIATE RELEASE           Contact:  Steven E. Nielsen, President and CEO
---------------------                     Richard L. Dunn, Senior Vice President
                                          and CFO
                                          (561) 627-7171


Palm Beach Gardens, Florida                                    February 28, 2005


        DYCOM ANNOUNCES FISCAL 2005 SECOND QUARTER EARNINGS AND PROVIDES
                    GUIDANCE FOR THE NEXT TWO FISCAL QUARTERS


Palm Beach Gardens, Florida, February 28, 2005--Dycom Industries, Inc. (NYSE
Symbol: "DY") announced its results today for the second quarter ended January 29, 2005. The Company reported net income for the quarter ended January 29, 2005 of $7.4 million, or $0.15 per common share diluted, versus net income for the quarter ended January 24, 2004 of $16.4 million, or $0.34 per common share diluted. Included in the net income for the second quarter of fiscal 2004 was a nonrecurring gain of $11.4 million ($6.8 million net of tax) related to the sale of long-term accounts receivable. Excluding this gain, net income for the quarter ended January 24, 2004 would have been $9.6 million, or $0.20 per common share diluted. Total contract revenues for the quarter ended January 29, 2005 were $224.5 million compared to total contract revenues of $196.4 million for the quarter ended January 24, 2004, an increase of 14.3%.

For the six months ended January 29, 2005 net income was $23.0 million, or $0.47 per common share diluted. For the six months ended January 24, 2004 net income was $30.4 million, or $0.62 per common share diluted. Included in the net income for the six months ended January 24, 2004 was a nonrecurring gain of $11.4 million ($6.8 million net of tax) related to the sale of long-term accounts receivable. Excluding this gain, net income for the six months ended January 24, 2004 would have been $23.6 million, or $0.48 per common share diluted. Total contract revenues for the six months ended January 29, 2005 were $487.7 million compared to total contract revenues of $392.4 million for the six months ended January 24, 2004, an increase of 24.3%.

Dycom also announced its outlook for the third and fourth quarters of fiscal 2005. The Company currently expects revenue for the third quarter of fiscal 2005 to range from $235 million to $250 million and diluted earnings per share to range from $0.23 to $0.28. For the fourth quarter of fiscal 2005, the

Company currently expects revenue to range from $275 million to $295 million and diluted earnings per share to range from $0.35 to $0.45.

A Tele-Conference call to review the Company's results and address its outlook will be hosted at 9:00 a.m. (ET), Tuesday, March 1, 2005; Call 800-288-8975 (United States) or 612-332-0802 (International) and request "Dycom Earnings" conference call. A live webcast of the conference call will be available at http://www.dycomind.com. If you are unable to attend the conference call at the scheduled time, a replay of the live webcast will also be available at http://www.dycomind.com until Thursday, March 31, 2005.

Dycom is a leading provider of engineering, construction, and maintenance services to telecommunication providers throughout the United States. Additionally, the Company provides similar services related to the installation of integrated voice, data, and video local and wide area networks within office buildings and similar structures. Dycom also provides underground utility locating and mapping and electric utility construction services.

This press release contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. Such statements include, but are not limited to, the Company's expectations for revenues and earnings per share. These statements are based on management's current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this press release. Such risks and uncertainties include: business and economic conditions in the telecommunications industry affecting our customers, the adequacy of our insurance and other reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, whether recent acquisitions can be efficiently integrated into our existing operations, the impact of any future acquisitions, the anticipated outcome of other contingent events, including litigation, liquidity needs and the availability of financing, as well as other risks detailed in our filings with the Securities and Exchange Commission.


                               ---Tables Follow---

NYSE: "DY"

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
January 29, 2005 and July 31, 2004
Unaudited

                                                       January 29,            July 31,
($ in 000's)                                              2005                  2004
                                                       ------------         -----------

ASSETS
Current Assets:
Cash and equivalents                                  $     51,834         $    31,383
Short-term investments                                      19,379              20,010
Accounts receivable, net                                   115,651             131,927
Costs and estimated earnings in excess of billings          54,226              58,175
Deferred tax assets, net                                    12,950              11,923
Income tax receivable                                        8,161               6,988
Inventories                                                  6,121               5,353
Other current assets                                        16,186              10,275
                                                       ------------         -----------

Total current assets                                       284,508             276,034

Property and equipment, net                                110,531             100,353
Intangible assets, net                                     258,232             259,319
Deferred tax assets, net non-current                             -               5,561
Other                                                       15,051              10,568
                                                       ------------         -----------

Total                                                 $    668,322         $   651,835
                                                       ============         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable                                      $     26,195         $    34,348
Notes and capital leases payable                             3,882               4,163
Billings in excess of costs and estimated earnings             539                 142
Accrued self-insured claims                                 26,254              22,297
Other accrued liabilities                                   37,079              41,528
                                                       ------------         -----------

Total current liabilities                                   93,949             102,478

Notes and capital leases payable                             5,078               7,094
Accrued self-insured claims                                 22,075              22,473
Deferred tax liabilities, net                                   28                   -
Other liabilities                                              521                 829

Stockholders' Equity                                       546,671             518,961
                                                       ------------         -----------

Total                                                 $    668,322         $   651,835
                                                       ============         ===========

NYSE: "DY"

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited


                                                          Three Months Ended                 Six Months Ended
                                                      ---------------------------       --------------------------
                                                       January 29,    January 24,       January 29,    January 24,
(In 000's, except Earnings per share)                     2005           2004              2005            2004
                                                      ------------    -----------       -----------    -----------


Contract revenues earned                              $    224,539    $   196,369       $   487,704    $   392,390

Cost of earned revenues, excluding depreciation            181,986        151,224           390,656        298,274
General and administrative                                  18,931         18,862            36,914         36,370
Depreciation and amortization                               12,800         11,009            24,065         20,342
                                                       ------------    -----------       -----------    -----------

Total costs and expenses                                   213,717        181,095           451,635        354,986
                                                       ------------    -----------       -----------    -----------

Interest income / (expense), net                               191           (284)              146             34
Other income, net                                            1,183            583             1,777          1,428
Gain on sale of long term accounts receivable                    -         11,359                 -         11,359
                                                       ------------    -----------       -----------    -----------

Income before income taxes                                  12,196         26,932            37,992         50,225

Provision for income taxes                                   4,822         10,490            14,998         19,856
                                                       ------------    -----------       -----------    -----------


Net income                                            $      7,374    $    16,442       $    22,994    $    30,369
                                                       ============    ===========       ===========    ===========

Earnings per common share:

Basic earnings per share                              $       0.15    $      0.34       $      0.47    $      0.63
                                                       ============    ===========       ===========    ===========

Diluted earnings per share                            $       0.15    $      0.34       $      0.47    $      0.62
                                                       ============    ===========       ===========    ===========

Shares used in computing earnings per common share:
   Basic                                                    48,689         48,285            48,647         48,157
                                                       ============    ===========       ===========    ===========

   Diluted                                                  49,343         48,922            49,257         48,712
                                                       ============    ===========       ===========    ===========

NYSE: "DY"

DYCOM INDUSTRIES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON GAAP INFORMATION
Unaudited

($ in 000's except Earnings per share)                            Three Months Ended             Six Months Ended
                                                             ---------------------------    --------------------------
                                                             January 29,     January 24,    January 24,    January 24,
                                                                2005            2004           2005           2004
                                                             -----------     -----------    -----------    -----------

Item
Gain on sale of long term accounts receivable, net of
  taxes of $4,544                                            $        -      $   6,815      $       -      $   6,815

GAAP net income                                              $    7,374      $  16,442      $  22,994      $  30,369
Adjusted for items above                                              -         (6,815)             -         (6,815)
                                                             ----------      ---------      ---------      ---------
Non GAAP net income                                          $    7,374      $   9,627      $  22,994      $  23,554
                                                             ==========      =========      =========      =========


Earnings per common share:

Basic earnings per share - GAAP                              $     0.15      $    0.34      $    0.47      $    0.63
Basic earnings per share - Adjustment for gain on sale of
  long term accounts receivable, net of taxes of $4,544               -          (0.14)             -          (0.14)
                                                             ----------      ---------      ---------      ---------
Basic earnings per share - Non GAAP                          $     0.15      $    0.20      $    0.47      $    0.49
                                                             ==========      =========      =========      =========

Diluted earnings per share - GAAP                            $     0.15      $    0.34      $    0.47      $    0.62
Diluted earnings per share - Adjustment for gain on sale
  of long term accounts receivable, net of taxes of $4,544            -          (0.14)             -          (0.14)
                                                             ----------      ---------      ---------      ---------
Diluted earnings per share - Non GAAP                        $     0.15      $    0.20      $    0.47      $    0.48
                                                             ==========      =========      =========      =========


Shares used in computing earnings per common share:

   Basic                                                         48,689         48,285         48,647         48,157
                                                             ==========      =========      =========      =========

   Diluted                                                       49,343         48,922         49,257         48,712
                                                             ==========      =========      =========      =========